UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2005

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

395 Page Mill Road, Palo Alto, California 94306

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

As previously disclosed in its Current Report on Form 8-K filed on August 15, 2005, on August 14, 2005, Agilent Technologies, Inc. (“Agilent”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Argos Acquisition Pte. Ltd. (“Purchaser”) providing for the sale of Agilent’s Semiconductor Products Group (“SPG”) for a purchase price of $2.66 billion, subject to adjustment based on a determination of Adjusted EBITDA (as defined in the Asset Purchase Agreement) and working capital at closing.

As required by the terms of the Asset Purchase Agreement, Agilent has prepared audited combined financial statements of SPG for the years ended October 31, 2003 and October 31, 2004 and for the nine months ended July 31, 2005, which financial statements will be disclosed by an affiliate of Purchaser in its offering materials for certain debt securities that may be issued by such affiliate. Such financial statements are attached hereto as Exhibit 99.

SPG has historically been operated as a division of Agilent. The historical carve-out financial data presented on the attached financial statements reflect periods during which SPG did not operate as an independent company and, accordingly, certain allocations were made in preparing such carve-out financial data which may not reflect the results of operations or the financial condition which would have resulted if SPG had operated as a separate independent company, and are not necessarily indicative of the future results of operations or financial position of SPG. Furthermore, the assumptions and allocations underlying the attached financial statements may differ from those that would be included in pro forma financial information for Agilent giving effect to the sale of SPG, and accordingly no inference should be drawn from the attached financial statements with regard to Agilent’s results of operations, financial position, and cash flows.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following are furnished as exhibits to this report:

Exhibit No.	Description
99	Combined Financial Statements for the Semiconductor Products Business, a business segment of Agilent Technologies, Inc., for the years ended October 31, 2003 and October 31, 2004 and for the nine months ended July 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Marie Oh Huber
Name:	Marie Oh Huber
Title:	Vice President, Assistant Secretary and Assistant General Counsel

Date: November 1, 2005